                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) SEPTEMBER 9, 2003
                                                       --------------------

                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


         MICHIGAN                       033-71544                38-1841410
----------------------------     -----------------------     -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


    30200 TELEGRAPH ROAD, SUITE 105                                48025
       BINGHAM FARMS, MICHIGAN                                     -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:              (248) 644-7110
                                                                 -------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 9. Regulation FD Disclosure

On September 9, 2003, Malan Realty Investors, Inc. issued a press release announcing a cash distribution for the year ended December 31, 2002. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. Financial Statements and Exhibits

(c) Exhibits

99.1   Press release issued September 9, 2003

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MALAN REALTY INVESTORS, INC.
                                            (registrant)



September 12, 2003                             By: /s/ Elliott J. Broderick
                                               ---------------------------------
                                                   Elliott J. Broderick
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer

                                8-K EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-99.1         Press Release issued September 9, 2003